UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2006
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

LOUISIANA (State or other jurisdiction of incorporation)	1-15449 (Commission File Number)	72-0693290 (I.R.S. Employer Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On May 8, 2006, Stewart Enterprises, Inc. issued a press release announcing the commencement of the exchange offer of $200 million 6.25 percent Senior Notes due 2013 registered under the Securities Act of 1933 for all of its outstanding $200 million 6.25 percent Senior Notes due 2013 sold on February 11, 2005 pursuant to Rule 144A and Regulation S under the Securities Act of 1933. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c)     Exhibits

Exhibit Number	Description

99.1	Press release announcing commencement of exchange offer for $200 million senior notes

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
May 8, 2006	/s/ Michael G. Hymel
Michael G. Hymel
Vice President Corporate Controller Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release announcing commencement of exchange offer for $200 million senior notes